                                                                    EXHIBIT 10.9

                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                        Under 17 C.F.R. Sections 200.80 (b) (4),
                                                            200.83 and 240.24b-2


        THIS WARRANT TO PURCHASE COMMON STOCK (THE "WARRANT") AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN BRITISH COLUMBIA UNTIL FOUR MONTHS AFTER DATE OF ISSUANCE EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT JURISDICTION.

                          GENETRONICS BIOMEDICAL, LTD.

                        WARRANT TO PURCHASE COMMON STOCK

                              90,000 COMMON SHARES

                                                              SEPTEMBER 15, 2000

        THIS CERTIFIES THAT, for value received, DR. MARK JAROSZESKI, an individual, having and address at 1721 Sassafras Dr., Wesley Chapel, FL 33543 ("DR. JAROSZESKI"), or assigns (the "HOLDER"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from GENETRONICS BIOMEDICAL, LTD., a British Columbia corporation, with its principal office at 11199 Sorrento Valley Road, San Diego, CA 92121 ("GENETRONICS" or the "CORPORATION") up to 90,000 shares of the common stock of the Corporation (the "COMMON STOCK").

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

        (a) "DATE OF GRANT" shall mean, September 15, 2000.

        (b) "EXERCISE PERIOD" shall mean, the period beginning on the date this Warrant becomes exercisable pursuant to Section 2(c), and ending on the date that is ten (10) years from the Date of Grant.

        (c) "EXERCISE PRICE" shall mean US$2.25 per Exercise Share, subject to adjustment pursuant to Section 5 hereof.


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        (d) "EXERCISE SHARES" shall mean the shares of the Corporation's Common
Stock issuable upon exercise of this Warrant.

2.      EXERCISE OF WARRANT.

        (a) GENERAL. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period to the extent vested by delivery of the following to the Corporation at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

            (i) an executed Notice of Exercise in the form attached hereto;

            (ii) payment of the Exercise Price in cash, by certified check or wire transfer, or other immediately available funds acceptable to the Corporation; and

            (iii) this Warrant.

        Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder promptly after the rights represented by this Warrant shall have been so exercised. In the event the Warrant is exercised for less than all of the Exercise Shares, a new Warrant shall be issued for the remaining Exercise Shares, with all other terms and conditions of the Warrant remaining unchanged.

        The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares of Common Stock on the date of issuance.

        (b) NET EXERCISE. Notwithstanding any provisions herein to the contrary, if, at the date of exercise, the fair market value of one share of the Corporation's Common Stock is greater than the Exercise Price, then, in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Corporation together with the properly endorsed Notice of Exercise in which event the Corporation shall issue to the Holder a number of shares of Common Stock computed on the date of such exercise using the following formula ("Cashless Exercise"):

        X = Y (A-B)
            -------
               A

        Where  X =   the number of shares of Common Stock to be issued to the
                     Holder

               Y = The number of shares underlying the Warrant as to which the Warrant is being exercised.

               A = the fair market value of one share of the Corporation's Common Stock (at the date of such exercise)


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               B =   Exercise Price (as adjusted to the date of such
                       exercise pursuant to Section 5 hereof)

        For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined as follows:

            (i) If the Common Stock is traded on a United States national securities exchange, such as the American Stock Exchange (the "AMEX") or admitted to unlisted trading privileges on such an exchange, or is listed on the National Market System (the "National Market System") of the National Association of Securities Dealers Automated Quotations System (the "NASDAQ"), or is listed on the Toronto Stock Exchange (the "TSE") or another securities exchange in another country, the fair market value shall be the average of the last reported sale prices of the Common Stock on one such exchange or on the National Market System on the last ten (10) trading days (or all such trading days such Common Stock has been traded if fewer than 10 trading days) before the effective date of exercise of the Warrant or if no such sale is made on any such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market System.

            (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the fair market value shall be the price per share determined by mutual agreement of the Corporation and the holder of this Warrant.

        (c) EXERCISABILITY AND VESTING. The Warrant shall be exercisable upon the occurrence of the conditions as set forth in the vesting schedule in Exhibit A ("VESTING SCHEDULE"), attached hereto.

3.      COVENANTS OF THE CORPORATION.

        (a) COVENANTS AS TO EXERCISE SHARES. The Corporation covenants and agrees that all Exercise Shares issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

        (b) NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such


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


action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

        (c) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities of the Corporation on a given date (the "Record Date") for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other equity distribution, the Corporation shall use reasonable commercial efforts to mail to the Holder, at least ten (10) days prior to the Record Date, a notice specifying the Record Date.

4.      REPRESENTATIONS OF HOLDER.

        (a) ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant as principal solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof in violation of any applicable securities laws. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

        (b) SECURITIES ARE NOT REGISTERED.

            (i) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Act on the basis that no distribution or public offering of the Common Stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

            (ii) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

        (c) DISPOSITION OF WARRANT AND EXERCISE SHARES.

            (i) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

                (1) The Corporation shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition; or

                (2) The Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Corporation, the Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that such disposition will not require



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

registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

            (ii) The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear the following legend(s):

                (1) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE CORPORATION) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

                (2) any other legend reasonably required by applicable law.

            (iii) The Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.

            (iv) The Holder acknowledges and understands that:

                (1) the Warrant and the Exercise Shares will be subject to resale restrictions under applicable securities legislation including resale restrictions under the British Columbia Securities Act, which include a hold period of at least four months;

                (2) the Holder will not be able to resell, assign or otherwise dispose of the Warrant or the Exercise Shares unless they are subsequently distributed under a prospectus, or a discretionary exemption order is obtained from the Executive Director of the British Columbia Securities Commission or in compliance with all applicable resale restrictions;

                (3) the Company may be required to legend the certificates representing the Warrant and the Exercise Shares regarding these and any other restrictions on resale; and

                (4) except as set forth in this subsection, the Company is under no obligation to qualify the resale of the Warrant or the Exercise Shares under a prospectus, or assist the Holder in complying with any exemption from the prospectus requirement or resale restrictions set out under applicable securities legislation. If the Corporation at any time prior to the second anniversary of the Date of Grant proposes to register its common stock under applicable securities laws for sale to the public (other than a registration with respect to securities offered under an employee benefit plan or in a business combination), whether for its own account or for the account of other security holders or both, each such time it will give at least five (5) business days' prior written notice to the Holder of its intention to do so. Unless upon the written request of the Holder given within three (3) business days after receipt of any such notice not to register any of its Exercise Shares, the Corporation will, at the Corporation's cost and expense (other than with respect to any selling commissions or discounts) cause such


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Exercise Shares, as applicable, as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Corporation all to the extent requisite to permit the sale or other disposition by the Holder (in accordance with its written request) of such Exercise Shares so registered. In the event that Holder has requested the registration of Exercise Shares in an offering that is to be underwritten, such Exercise Shares shall be included in the underwriting on the same terms and conditions as the shares of common stock otherwise being sold under such registration, including payment of a pro rata amount of any underwriting fees and discounts. Notwithstanding the foregoing, the Corporation shall have the right to exclude any Exercise Shares from a registration for an underwritten offering if the underwriters of such offering advise the Corporation that marketing factors would materially affect the ability of the Corporation to complete the offering if any Exercise Shares were included in such registration.

            (v) The Holder further understands that this Warrant and/or the Exercise Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the Holder understands that the Corporation is under no obligation to register this Warrant and/or the Exercise Shares.

            (vi) The Holder is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable.

            (vii) The Holder further understands that at the time it wishes to sell this Warrant and/or the Exercise Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Corporation may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Holder may be precluded from selling this Warrant and/or the Exercise Shares under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

            (viii) The Holder further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Securities Act or another registration exemption will be required in order for the Holder to sell this Warrant and/or the Exercise Shares.

5. ADJUSTMENT OF EXERCISE SHARES AND EXERCISE PRICE. In the event of changes in the outstanding Common Stock of the Corporation, whether by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations, exchanges of shares, whether in a merger or otherwise, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted, if necessary, to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment under this Section 5.


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

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

8. TRANSFER OF WARRANT. Subject to compliance with all applicable securities laws, this Warrant and all rights hereunder are transferable only with the written consent of the Corporation, which consent shall not be unreasonably withheld; provided, however, that the Holder may transfer this Warrant to a corporation or other entity which controls, is controlled by, or is under common control with the Holder (as control is defined in Section 4(c)(ix)) without such consent on the condition that the transferee agrees to be bound in writing by all of the restrictions contained herein; provided further that in all events vesting shall be determined pursuant to Section 2 hereof, no matter who is the Holder, unless otherwise agreed by Genetronics and Dr. Jaroszeski; and provided further that any Exercise Shares acquired pursuant to exercise hereof by any Holder shall be restricted as provided herein.

9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as it may reasonably impose, including but not limited to indemnity and, in the case of a mutilated Warrant, the surrender thereof, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by facsimile, express mail or other form of rapid communications, if possible, and if not possible, then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses:
(a) if to the Corporation, to Genetronics Biomedical, Ltd., Attention:
President, at the address shown on the first page hereof and (b) if to the Holder, to Dr. Jaroszeski at the address shown on the first page hereof, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, facsimile, two days after mailing if by express mail, or three days after mailing if by first-class mail.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California.


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

13. LICENSE AGREEMENT. The parties acknowledge and agree that this Warrant is issued in connection with the License Agreement, as defined in Exhibit A, and the Warrant shall not be effective unless and until the License Agreement is executed by the parties thereto.

        IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of September 15, 2000.


                                      GENETRONICS BIOMEDICAL, LTD.


                                      By:       /s/  Martin Nash
                                            ------------------------------------
                                      Name:          Martin Nash
                                            ------------------------------------
                                      Title:         CEO
                                            ------------------------------------


                                      MARK JAROSZESKI


                                      By:       /s/  Mark Jaroszeski
                                            ------------------------------------
                                      Name:          Mark Jaroszeski
                                            ------------------------------------
                                      Title:         Assistant Professor
                                            ------------------------------------


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

                               NOTICE OF EXERCISE


TO:  GENETRONICS BIOMEDICAL, LTD.

        (1) [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of Genetronics Biomedical, Ltd. (the "CORPORATION") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            [ ] The undersigned hereby elects to purchase ________ shares of the Common Stock of Genetronics Biomedical, Ltd. (the "CORPORATION") pursuant to the terms of the net exercise provisions set forth in Section 2(b) of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                            ------------------------
                                     (Name)

                            ========================
                                    (Address)

        (3) The undersigned represents that: (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except in compliance with all applicable securities laws; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel reasonably satisfactory to the Corporation, stating that such registration is not required.

-----------------------                     ----------------------------
(Date)                                      (Signature)

                                            ----------------------------
                                            (Print name)

                                 ASSIGNMENT FORM


                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                   Do not use this form to purchase shares.)


        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
                                 (Please Print)

        Dated:
                -----------------------
        Holder's
        Signature:
                  -------------------------------------------
        Holder's
        Address:
                  -------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                    EXHIBIT A


        The Warrant shall vest and become exercisable upon the following dates:

        (a) [...***...]% of the Exercise Shares shall vest on the Date of Grant.

        (b) an additional [...***...] Exercise Shares shall vest upon the occurrences, if at all, of each of the following events:

            (i)   [...***...]

            (ii)  [...***...]

            (iii) [...***...]

            (iv)  [...***...]

            (v)   [...***...] and

            (vi)  [...***...].

        The capitalized terms used in this Exhibit A, which are not defined in this Warrant, are defined as follows:

A.1. "License Agreement" is that License Agreement executed by Licensee and University of South Florida Research Foundation, Inc. ("Research Foundation") on or before execution of this Warrant Agreement, to be effective the 9th day of May, 1995.

A.2. "Licensee" is Genetronics, Inc. and Genetronics Biomedical, Ltd., and shall include: a related company of Licensee, the voting stock of which is, directly or indirectly, at least fifty percent (50%) owned or controlled by Licensee; an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of Licensee; and an organization, the majority ownership of which is, directly or indirectly, common to the ownership of Licensee.

A.3. "Sublicensee" is a corporation or entity that is a permitted sublicensee of Licensee under the License Agreement.

A.4. A "Licensed Product" shall mean any product which:

        (a) except for the license granted in the License Agreement, would infringe an issued, unexpired claim contained in the Patent Rights in the country in which such product is made, used, leased or sold,

        (b) is made by a process that, except for the license granted herein, would infringe a Licensed Process in the country in which such product is made, used or sold, or


                       * Confidential Treatment Requested

        (c) in the event a product is made, used, leased or sold in a country in which Patent Rights are not sought, such product shall be a Licensed Product to the extent its manufacture, use, lease, or sale would infringe an issued, unexpired claim contained in the Patent Rights in the United States if such Patent Rights were issued in that country.

A.5. A "Licensed Process" shall mean any process which, except for the license granted herein, would infringe an issued, unexpired claim contained in the Patent Rights in the country in which such process is performed and, in the event a process is performed in a country for which Patent Rights are not sought, such process shall be a Licensed Process to the extent use of the process would infringe an issued, unexpired claim contained in the Patent Rights in the United States if such Patent Rights were issued in that country.

A.6. "Patent Rights" shall mean:

        (i) U.S. Patent Number 5,702,359 and corresponding foreign patents and applications, regardless of inventorship,

        (ii) US Patent Number 5,993,434 and corresponding foreign patents and applications, regardless of inventorship, and

        (iii) any patent application and U.S. patent claiming priority from the patent application that matured into the 5,702,359 or the 5,993,434 patent, and corresponding foreign patents and applications, provided, with respect to only this part (iii), that at least one USF employee and at least one Genetronics employee made an inventive contribution to at least one claim in any such patent or patent application.

A.7. "Net Sales" shall mean LICENSEE's and its sublicensees' billings for Licensed Products sold or leased hereunder less the sum of the following:
[...***...].

        In calculating Net Sales, no deductions shall be made for [...***...]. Licensed Products shall be considered "sold" or "leased" when payment is received, but in no event shall be longer than [...***...] after such Licensed Product is used, billed out or invoiced, as applicable. If the Licensed Product is used by, sold or leased to a related person or is leased or exchanged for a consideration other than money, billings shall be the [...***...] price of comparable Licensed Products sold in arm's length transactions by LICENSEE or, if no sales or leases of comparable Licensed Products have been made, then the fair market value thereof.


                       * Confidential Treatment Requested